SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): July 30, 1998


Commission File Number:      33-7811-NY


                               GRAFIX CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                                              93-0943925
 ----------------------                            ---------------------------
(State of Incorporation)                          (I.R.S. Employer I.D. Number)


               8250 S. Akron St., Suite 203, Englewood, CO 80112
             ------------------------------------------------------
              (Address of principal executive offices and Zip Code)


                                 (800) 789-7736
               --------------------------------------------------
              (Registrant's telephone number, including area code)




                            GRAFIX TIME CORPORATION
             2901 Suffolk Ct. East, Suite 130, Fort Worth, TX 76133
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 5.   Other Events.

On July 30, 1998, Grafix Time Corporation (the "Company") entered into a Merger Agreement with Grafix Corporation, a corporation formed to facilitate reincorporation of the Company in Delaware. Copies of the Merger Agreement, Certificate of Merger, Certificate of Incorporation of Grafix Corporation, and Bylaws of Grafix Corporation are filed herewith as exhibits.

The Company's shareholders approved a 1:3 reverse split of the Company's issued and outstanding common stock, effective August 1, 1998. The Company's Board of Directors approved a change of the Company's name to Grafix Corporation, as well as reincorporation of the Company in Delaware, effective July 31, 1998.

On April 6, 1998, Vir Sondhi resigned as Chairman of the Company, and Raymond E. Theiss resigned as acting president of the Company. Mr. Sondhi will remain a director of the Company. The remaining directors nominated and elected Mr. Monte Ahuja as the new Chairman of the Company. The Board of Directors appointed Kent
D. Krausman as the Company's new president and CEO.

On April 6, 1998, the Company moved its offices, warehouse and assembly operation to Englewood, Colorado. The Company's new address is 8250 S. Akron Street, Suite 203, Englewood, Colorado 80112. The toll-free telephone number is
(800) 789-7736. The fax number is (303) 790-7130.

A press release dated August 5, 1998, and detailing the foregoing corporate changes, is filed herewith as an exhibit.

Item 7.   Exhibits.

2.0      Merger Agreement between the Company and Grafix Corporation.
2.1      Certificate of Merger.
3.0      Certificate of Incorporation of Grafix Corporation.
3.1      Bylaws of Grafix Corporation.
99.0     Press release dated August 5, 1998.

                            SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           GRAFIX CORPORATION



                                           By: /S/ KENT D. KRAUSMAN
                                               --------------------------------
Date: August 7, 1998                           Kent D. Krausman, President

                          EXHIBIT INDEX

        CURRENT REPORT ON FORM 8-K DATED JULY 30, 1998

                     GRAFIX  CORPORATION


Exhibit No.    Document Description                                     Page No.
-----------    --------------------                                     --------
2.0            Merger Agreement between the Company and Grafix
               Corporation.
2.1            Certificate of Merger.
3.0            Certificate of Incorporation of Grafix Corporation.
3.1            Bylaws of Grafix Corporation.
99.0           Press release dated August 5, 1998.